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                                                                     EXHIBIT 3.1



                            File Number 5579-707-2

                              STATE OF ILLINOIS
                                  OFFICE OF
                            THE SECRETARY OF STATE
                                    [SEAL]


        WHEREAS, ARTICLES OF INCORPORATION OF

                           KOSKAN CHEMICAL COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

                IN TESTIMONY WHEREOF, Thereto set my hand and, cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 8TH day of JANUARY, 1990 and of the Independence of the United States the two hundred and 14TH.



                                               JIM EDGAR
                                       --------------------------
                                           SECRETARY OF STATE
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                                                           This Space For Use By
                           JIM EDGAR                         Secretary of State
                      SECRETARY OF STATE               Date  1-8-90
                       STATE OF ILLINOIS
                                                       License Fee          .50
                   ARTICLES OF INCORPORATION           Franchise Tax    $ 25.00
                                                       Filing Fee       $ 75.00
                                                                        -------
                                                                        $100.50
                                                       Clerk

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.



ARTICLE ONE  The name of the corporation is Koskan Chemical Company
                                           -----------------------------------------------------
                                           (Shall contain the word "corporation", "company", "incorporated",

             ------------------------------------------------------------------------------------------------------------------
                                         "limited", or an abbreviation thereof)

ARTICLE TWO  The name and address of the initial registered agent and its registered office are:

             Registered Agent
                        Robert                                 C.                              Knuepfer
                      ---------------------------------------------------------------------------------------------------------
                      First Name                           Middle Name                         Last Name

             Registered Office
                        130 East Randolph Drive                              2900
                      ---------------------------------------------------------------------------------------------------------

                      Number         Street                                  Suite # (A.P.O. Box alone is not acceptable)

                        Chicago                               60601                                 Cook
                      ---------------------------------------------------------------------------------------------------------
                        City                                  Zip Code                              County

ARTICLE THREE  The purpose or purposes for which the corporation is organized are:
                                        If not sufficient space to cover this point, add one or more sheets of this size.
The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act of 1983, or Amendments thereof.



ARTICLE FOUR  Paragraph 1:  The authorized shares shall be:

                        Class                       *Par Value per share                Number of shares authorized
              -----------------------------------------------------------------------------------------------------------------
                Common                            n/a                                      1,000
              -----------------------------------------------------------------------------------------------------------------
              -----------------------------------------------------------------------------------------------------------------
              -----------------------------------------------------------------------------------------------------------------
              Paragraph 2:  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                              If not sufficient space to cover this point, add one or more sheets of this size.

  PAID

JAN 9 1990


ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                                    *Par Value                    Number of shares                    Consideration to be
                    Class           per share                   proposed to be issued                   received therefor
              -----------------------------------------------------------------------------------------------------------------
                Common              n/a                        1,000                                  $ 1,000
              -----------------------------------------------------------------------------------------------------------------
                                                                                                      $
              -----------------------------------------------------------------------------------------------------------------
                                                                                                      $
              -----------------------------------------------------------------------------------------------------------------
                                                                                                      $
              -----------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL  $ 1,000.00
                                                                                                        -----------------------

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ARTICLE SIX OPTIONAL
            The number of directors constituting the initial board of directors of the corporation is ______________ and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:
                          Name                      Residential Address
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------
ARTICLE SEVEN OPTIONAL
            (a)  It is estimated that the value of all property       $
                 to be owned by the corporation for the following      --------
                 year wherever located will be:
            (b)  It is estimated that the value of the property       $
                 to be located within the State of Illinois during     --------
                 the following year will be:
            (c)  It is estimated that the gross amount of business    $
                 which will be transacted by the corporation during    --------
                 the following year will be:
            (d)  It is estimated that the gross amount of business    $
                 which will be transacted from places of business      --------
                 in the State of Illinois during the following
                 year will be:
ARTICLE EIGHT OTHER PROVISIONS
            Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.
                      NAMES & ADDRESSES OF INCORPORATORS
     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.
Dated                      , 19     .
     ----------------------    -----
                 SIGNATURES AND NAMES            POST OFFICE ADDRESS

      1.  /s/ Karen P. Breitenbach         1. 130 E. Randolph Street, Suite 2900
          ----------------------------        ----------------------------------
          Signature                           Street

          Karen P. Breitenbach                Chicago,         Illinois   60601
          ----------------------------        ---------------------------------
          Name (please print)                 City/Town         State      Zip

      2.                                   2.
          ----------------------------        ---------------------------------
          Signature                           Street

          ----------------------------        ---------------------------------
          Name (please print)                 City/Town         State      Zip


      3.                                   3.
          ----------------------------        ---------------------------------
          Signature                           Street

          ----------------------------        ---------------------------------
          Name (please print)                 City/Town         State      Zip

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.


                             FORM BCA-2.10



                File No.
                        ----------------------------

                 Koskan Chemical Company
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                       ARTICLES OF INCORPORATION



                             FEE SCHEDULE

                - The initial license fee for a domestic
                  corporation is computed at the rate of
                  1/20th of 1 percent (50 cents per $1,000) of the amount of stated capital and paid-in surplus, with a minimum of 50 cents.
                - The initial franchise tax is assessed at
                  the rate of 1/10th of 1 percent ($1.00 per $1,000) on the stated capital and paid-in surplus represented in this state, with a minimum of $25.00 and a maximum of $1,000,000.
                - The filing fee is $75.00

                The minimum total fees due (license fee + franchise tax + filing fee) where all the property and business is in Illinois, or where the corporation elects to pay on that basis is $100.50. If you would like the fees computed for you, please call the Department of Business Services in Springfield.


                               RETURN TO:

                     Department of Business Services
                          Corporation Division
                           Secretary of State
                      Springfield, Illinois  62756
                        Telephone (217) 782-6961
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